                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14 (c)

             of the Securities Exchange Act of 1934 (Amendments No.)

Check the appropriate box:

[[X] Preliminary Information Statement [ ] Confidential, for Use of the

                                          Commission  Only (as permitted

[ ] Definitive  Information Statement     by Rule 14c-5 (d)(2))

                       CHINA VOIP & DIGITAL TELECOM, INC.

                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act

    Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No:

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    4) Date Filed:

CHINA VOIP & DIGITAL TELECOM, INC.

RM 508, No. 786 Xinluo Street

 High-Tech Industrial Development Zone, Jina, China

                                December 20, 2007

Dear Stockholder:

     The accompanying Information Statement is being furnished to the holders of shares of  the  common  stock  of  China VOIP & DIGITAL Telecom, Inc.  (the “Company"),  a  Nevada corporation.  The Board of Directors (the "Board") is not soliciting your proxy and you are  requested not to send us a proxy.  The purpose of this Information

Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders and directors. Pursuant to Rule 14c-2 of the

Securities Exchange Act of 1934, the following actions will not be effective until twenty (20) days after the date the Information Statement is mailed to the stockholders:

     1.   To authorize the Company's Board of Directors to amend our Articles of

          Incorporation to: (i) increase the number of authorized shares of Common Stock

          to two  hundred million  (200,000,000)  shares of common stock, par value $0.001 per     share;

     The enclosed Information Statement is being mailed on or about December 20,

2007 to stockholders of record as of the close of business on December 20, 2007.

You are urged to read the enclosed Information Statement in its entirety.

                            For the Board of Directors of

                            CHINA VOIP & DIGITAL TELECOM, INC.

                            By: /s/ Li Kunwu

                            -------------------------

                            Li Kunwu

                            Chairman, CEO

                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO

                  YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

CHINA VOIP & DIGITAL TELECOM, INC.

RM 508, No.786 Xinluo Street

High-Tech Industrial Development Zone, Jinan, China

                             INFORMATION STATEMENT

                                December 20, 2007

                               GENERAL INFORMATION

     This Information Statement has been filed with the Securities and Exchange

Commission and is being furnished, pursuant to Section 14C of the Securities

Exchange Act of 1934, as amended (the “Exchange Act"), to the holders (the

"Stockholders") of the common stock, par value $0.001 per share (the "Common

Stock"), of China VOIP & Digital Telecom, Inc., a Nevada Corporation (the "Company"), to notify such Stockholders of the following:

    On December 20, 2007, pursuant to Nevada Revised Statutes ("N.R.S.")

    78.320, the Company received written consents in lieu of a meeting of

    Stockholders from Stockholders holding by proxy 27,840,000 shares,

    representing 52.56% of the 52,968,000   outstanding shares of Common

    Stock (the "Majority Stockholders"), authorizing the Company's Board of Directors to amend our Articles of Incorporation to: increase the number of authorized  shares of Common Stock to two hundred million(200,000,000)  shares of Common Stock, par value $0.001 per share.

     On December 20, 2007, pursuant to N.R.S.  78.315, the Board of Directors of the Company  unanimously  approved  the above  actions,  subject to  Stockholder approval.  According to N.R.S.  78.390, a majority of the outstanding shares of voting capital  stock  entitled  to vote on the matter is  required in order to amend the  Company's  Articles  of  Incorporation.  The Majority Stockholders

approved the actions by written  consent in lieu of a meeting on  December 20,

2007 in accordance with the N.R.S. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.

  We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

     The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians,

fiduciaries and other like parties to forward this Information  Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection  therewith.

The Board of Directors has fixed the close of business on December 20, 2007,

as  the  record  date  (the  "Record  Date")  for  the   determination  of

Stockholders who are entitled to receive this Information Statement.

     You are being provided with this Information Statement pursuant to Section

14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith,  the  Amendments  will not be filed with the Secretary of

State of the State of Nevada become effective until at least 20 calendar days after the mailing of this Information Statement.

     This Information Statement is being mailed on or about December 21, 2007 to all Stockholders of record as of the Record Date.

                          OUTSTANDING VOTING SECURITIES

     As of the date of the Consent by the  Majority  Stockholders,  December 20,

2007,  the  Company  had  52,968,000   shares  of  Common  Stock  issued  and

outstanding.  Each share of outstanding  Common Stock is entitled to one vote on matters submitted for Stockholder approval.

     On December 20, 2007, the holders of 52.56% of the issued and outstanding shares of Common Stock  executed and delivered to the Company a written  consent approving the Amendments. Since the Amendments have been approved by the Majority

Stockholders, no proxies are being solicited with this Information Statement.

     The N.R.S.  provides in  substance  that unless the  Company's  Articles of

Incorporation provides otherwise, stockholders may take action without a meeting of  stockholders  and without  prior notice if a consent or consents in writing,

setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such  action at a meeting  at which all shares  entitled  to vote  thereon  were present.

                              SECURITY OWNERSHIP OF

                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth  information  regarding the number of shares of the  Company's  Common Stock  beneficially  owned on December 20, 2007,  the

Record Date, by each person who is known by the Company to beneficially own 5%

or more of the  Company's  Common  Stock,  each of the  Company's  directors and executive officers,  and all of the Company's directors and executive officers,

as a group:

Title of class	Name and Address of Beneficial Owner	Position Held	Number of Shares	Percent of Class(2)

Common stock	Li Kunwu(1)	Chief Executive Officer and Principal Accounting Officer	6,200,000	11.71%
Common stock	Wang Qinghua(1)	Director	6,200,000	11.71%
Common stock	Xu Yinyi(1)	Director	2,880,000	5.44%
Common Stock	Jiang Yanli (1)	Director	0	0%
Common Stock	Kan Kaili (1)	Director	0	0%
		Directors and Officers as a Group (5)	15,280,000	28.86%

(1)

The listed address for the shareholder is at RM 508, No. 786 Xinluo Street High-Tech Industrial Development Zone, Jina, China

(2)

Percentage calculated based upon a total of 52,968,000 shares outstanding as of the date of this filing.

                         DISSENTER'S RIGHTS OF APPRAISAL

         The Stockholders have no dissenter's rights of appraisal.

                   AMENDMENTS TO THE ARTICLES OF INCORPORATION

A. Increase the Number of Authorized  Shares of Common Stock From 75,000,000

to 200,000,000

General

     The Company’s Articles of Incorporation authorizes the maximum number of shares outstanding  at any  time  shall be seventy-five  million (75,000,000)  shares of Common  Stock.  On December 20, 2007, the Board of Directors approved an amendment to the Articles of Incorporation to authorize two hundred million (200,000,000) shares of Common Stock. The Board of Directors is  authorized  to fix the number of shares of and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon the Common  Stock.  On December 20, 2007, the holders of a majority of the outstanding shares of Common Stock approved the amendment by written consent.

     The purpose of increasing the number of authorized shares of common stock is to provide additional shares which will be issued to fulfill possible future financings and such other corporate purposes as the Board of Directors determines in its discretion. The increase in the number of authorized shares of common stock would enable us to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of stockholders.

     After the additional shares are used for the specific purposes set forth above, the general purpose and effect of the amendment to the Company's Articles of Incorporation in authorizing additional shares of Common Stock will be to use such additional shares of common stock for general corporate purposes, including

acquisitions,   equity  financings,  stock  dividends,  stock  splits  or  other recapitalizations,  and  grants of stock  options.  When the Board of Directors deems it to be in the best  interests  of the  Company and the  Stockholders  to issue additional  shares of Common Stock in the future from authorized  shares,

the Board of Directors generally will not seek further  authorization by vote of the Stockholders,  unless such  authorization  is otherwise  required by law or regulations.

     The additional authorized shares of Common Stock could also have an anti-takeover effect.  If the Company’s Board of Directors desires to issue additional shares in the future,  such issuance could dilute the voting power of a person  seeking  control of the Company,  thereby  deterring or rendering more difficult a merger,  tender offer,  proxy contest or an extraordinary  corporate transaction opposed by the Company.

     We have no other plans, proposals, or arrangements, written or otherwise,

to issue any of the additional  authorized  shares of common stock for the above mentioned purposes.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities

Exchange Act of 1934, as amended (the “Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly  reports on Form 10-K and 10-Q (the "1934 Act  Filings")  with the

Securities and Exchange Commission (the “Commission").  Reports and other information filed by the  Company  can be  inspected  and  copied at the public reference facilities  maintained at the  Commission at Room 1580, 100 F Street,

NE, Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE,

Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site

on  the  Internet   (http://www.sec.gov)   that  contains  reports,   proxy  and

information  statements  and  other  information  regarding  issuers  that  file electronically  with the  Commission  through  the  Electronic  Data  Gathering,

Analysis and Retrieval System ("EDGAR").

     The  following  documents as filed with the  Commission  by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007;
2.	Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007;
3.	Quarterly Report on Form 10-QSB for the year ended March 31, 2007; and
4.	Annual Report on Form 10-KSB for the year ended December 31, 2006;

                          EFFECTIVE DATE OF AMENDMENTS

     Pursuant to Rule 14c-2 under the Exchange Act, the filing of the Amendments to the  Articles  of  Incorporation  with the Nevada  Secretary  of State or the effective date of such filing, shall not occur until a date at least twenty (20)

days after the date on which this  Information  Statement has been mailed to the

Stockholders.  The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 10, 2008.

By Order of the Board of Directors

                                       /s/ Li Kunwu

                                       ---------------------

                                       Li Kunwu

                                       Chief Executive Officer, and Director